                                                                   EXHIBIT 10.28

                             AMENDMENT NO. 1 TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              RSA PARTNERS I, L.P.

     AMENDMENT dated the 1st day of December, 2001, between RSA Ventures, Inc., as general partner, and RSA Security Inc., Charles R. Stuckey, Jr. and James K. Sims, as limited partners of RSA Partners I, L.P. (the "Partnership").

     WHEREAS, the parties hereto desire to amend the Limited Partnership Agreement of the Partnership, dated as of April 10, 2001 (the "Agreement"), as hereinafter provided.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the agreements herein contained and intending to be legally bound hereby, agree as follows:

     1. The Percentage Interest (as such term is defined in the Agreement) of RSA Security Inc. is hereby changed to 71.514226%.

     2. The Percentage Interest of Charles R. Stuckey, Jr. is hereby changed to 0.0008743%.

     3.   The Percentage Interest of James K. Sims is hereby changed to
          0.0005247%.

     4. Schedule A to the Agreement is hereby revised to reflect the foregoing changes.

     This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.



GENERAL PARTNER                      LIMITED PARTNERS

RSA Ventures, Inc.                   RSA Security Inc.


By: /s/ John F. Kennedy              By: /s/ John F. Kennedy
    ------------------------             ---------------------------------------
Title: Treasurer                     Title: CFO, SVP, Finance and Operations
       ---------------------                ------------------------------------

                                         /s/ Charles R. Stuckey, Jr.
                                         ---------------------------------------
                                         Charles R. Stuckey, Jr.



                                         /s/ James K. Sims
                                         ---------------------------------------
                                         James K. Sims